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                                                                   EXHIBIT 10(e)

                 SCIENCE APPLICATIONS INTERNATIONAL CORPORATION

                            1999 STOCK INCENTIVE PLAN

1. PURPOSE

        Science Applications International Corporation (the "Company") hereby establishes the Science Applications International Corporation 1999 Stock Incentive Plan (the "Plan") effective July 9, 1999. The purposes of the Plan are to advance the interests of the Company and its stockholders by providing a means by which the Company and its Affiliates can attract, retain and motivate employees, directors and consultants and provide such personnel with an opportunity to participate in the increased value of the Company which their effort, initiative and skill have helped produce.

2. DEFINITIONS

        2.1 "AFFILIATE" means (i) any Subsidiary and (ii) any other entity in which the Company has an equity interest or significant business relationship and which has been designated as an "Affiliate" by the Committee for purposes of the Plan.

        2.2 "AWARD" means any award, grant or benefit provided under the Plan, including, without limitation, any Option, SAR, Vested Stock Award, Restricted Stock Award, Restricted Stock Unit Award and Performance Award.

        2.3 "AWARD AGREEMENT" means any written agreement, contract or other instrument or document evidencing any Award, which may, but need not (as determined by the Committee) be required to be executed or acknowledged by a Participant as a condition precedent to receiving an Award or the benefits under an Award.

        2.4 "BOARD" means the Board of Directors of the Company.

        2.5 "CHANGE OF CONTROL" of the Company means, and shall be deemed to have occurred upon, any of the following events:

               (a) The acquisition by any person (as defined in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof including a group as defined in Section 13(d) thereof) of beneficial ownership (as defined in Rule 13d-3 of the General Rules and Regulations under the Exchange Act) of twenty-five percent (25%) or more of the Outstanding Voting Securities; provided, however, that the following acquisitions shall not constitute a Change in Control for purposes of this subparagraph (a): (A) any acquisition directly from the Company;
        (B) any acquisition by the Company or any of its Subsidiaries; (C) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any of its Subsidiaries; or (D) any acquisition by any corporation pursuant to a transaction which complies with clauses (i), (ii) and (iii) of subparagraph (c) below; or


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               (b) Individuals who, as of July 9, 1999, constitute the Board
        (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual who becomes a Director subsequent to July 9, 1999 and whose election, or whose nomination for election by the Company's stockholders, to the Board was either (i) approved by a vote of at least a majority of the Directors then comprising the Incumbent Board or (ii) recommended by a Nominating Committee comprised entirely of Directors who are then Incumbent Board members shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange
        Act), other actual or threatened solicitation of proxies or consents or an actual or threatened tender offer; or

               (c) Consummation of a reorganization, merger, or consolidation or sale or other disposition of all or substantially all of the assets of the Company (a "Business Combination"), in each case unless following such Business Combination, (i) all or substantially all of the persons who were the Beneficial Owners, respectively, of the Outstanding Shares and Outstanding Voting Securities immediately prior to such Business Combination own, directly or indirectly, more than fifty percent (50%) of the combined voting power of the then outstanding voting securities entitled to vote generally in the election of Directors, as the case may be, of the entity resulting from the Business Combination (including, without limitation, an entity which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination, of the Outstanding Voting Securities (provided, however, that for purposes of this clause (i) any shares of common stock or voting securities of such resulting entity received by such Beneficial Owners in such Business Combination other than as the result of such Beneficial Owners' ownership of Outstanding Shares or Outstanding Voting Securities immediately prior to such Business Combination shall not be considered to be owned by such Beneficial Owners for the purposes of calculating their percentage of ownership of the outstanding common stock and voting power of the resulting entity); (ii) no person (excluding any entity resulting from such Business Combination or any employee benefit plan (or related trust) of the Company or such entity resulting from the Business Combination) beneficially owns, directly or indirectly, twenty-five percent (25%) or more of the combined voting power of the then outstanding voting securities of such entity resulting from the Business Combination unless such person owned twenty-five percent (25%) or more of the Outstanding Shares or Outstanding Voting Securities immediately prior to the Business Combination; and (iii) at least a majority of the members of the Board of the entity resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or the action of the Board, providing for such Business Combination; or

               (d) Approval by the Company's stockholders of a complete liquidation or dissolution of the Company.

        For purposes of clause (c), any person who acquires Outstanding Voting Securities of the entity resulting from the Business Combination by virtue of ownership, prior to such Business


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        Combination, of Outstanding Voting Securities of both the Company and the entity or entities with which the Company is combined shall be treated as two persons after the Business Combination, who shall be treated as owning Outstanding Voting Securities of the entity resulting from the Business Combination by virtue of ownership, prior to such Business Combination of, respectively, Outstanding Voting Securities of the Company, and of the entity or entities with which the Company is combined.

        2.6 "CODE" means the Internal Revenue Code of 1986, as amended, or any successor thereto.

        2.7 "COMMITTEE" means any of (i) the Board, (ii) the Stock Option Committee of the Board or any other committee of the Board that is appointed by the Board to administer the Plan with respect to grants of Awards, (iii) with respect to grants of Awards to Eligible Individuals who are not Insiders or Named Executive Officers, any individual or committee or individuals (who need not be Directors) that the Committee described in clause (ii) or the Board may appoint from time to time to administer the Plan, (iv) with respect to Awards to Insiders, the Committee (or any subcommittee thereof) comprised of two or more Directors who are "non-employee directors" within the meaning of rule 16b-3 adopted under the Exchange Act, and (v) with respect to Awards to Named Executive Officers intended to comply with the Performance-Based Exception, a committee comprised of two or more Directors who are "outside directors" within the meaning of Code section 162(m).

        2.8 "DIRECTOR" means any individual who is a member of the Board.

        2.9 "ELIGIBLE INDIVIDUAL" means an employee, Director, or consultant of the Company or an Affiliate.

        2.10 "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended, or any successor thereto.

        2.11 "EXERCISE PRICE" means the price at which a share of Stock may be purchased by a Participant pursuant to an Option, or the measuring price for calculating the appreciation in an SAR, as applicable.

        2.12 "FAIR MARKET VALUE" means, so long as the Stock is not listed on any national securities exchange or traded on a regular basis (as determined by the Board or a committee to which the Board has delegated the authority to make such determination) on the over-the-counter market, the Formula Price in effect on the relevant date; otherwise, the closing price on the national exchange or the mean between the highest bid and lowest asked prices as reported on the NASDAQ OTC Bulletin Board Service or by the National Quotation Bureau, Incorporated or comparable service selected by the Board or such committee.

        2.13 "FORMULA PRICE" means the price per share of Stock as established by the Board, or pursuant to procedures established by the Board from time to time.


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        2.14 "INCENTIVE STOCK OPTION" means an option to purchase Stock granted to an Eligible Individual who is an employee of the Company or a Subsidiary and which is intended to meet the requirements of Code Section 422 and to be governed thereunder.

        2.15 "INSIDER" means an individual who is, on the relevant date, an executive officer, Director or ten percent (10%) beneficial owner of any class of Company's equity securities that is registered pursuant to Section 12 of the Exchange Act, and as defined under Section 16 of the Exchange Act and the rules thereunder.

        2.16 "NAMED EXECUTIVE OFFICER" means, for a given fiscal year, a Participant who is one of the group of "covered employees" for such fiscal year within the meaning of Code section 162(m).

        2.17 "NONQUALIFIED STOCK OPTION" means an option to purchase Stock granted to Eligible Individuals under the Plan which is not intended to meet the requirements of Code section 422 or to be governed thereunder.

        2.18 "OPTION" means an Incentive Stock Option or a Nonqualified Stock Option.

        2.19 "OUTSTANDING SHARES" means the then outstanding shares of Stock.

        2.20 "PARTICIPANT" means an Eligible Individual or any permitted transferee under the Plan of an Eligible Individual who has outstanding an Award.

        2.21 "PERFORMANCE AWARD" means an Award under Section 8 of the Plan which relates to shares of Stock or the value of shares of Stock and is subject to one or more performance goals or restrictions.

        2.22 "PERFORMANCE-BASED EXCEPTION" means the performance-based exception set forth in Code section 162(m)(4)(C) from the deductibility limitations of Code section 162(m).

        2.23 "RESTRICTED STOCK" means a share of Stock subject to restrictions set forth in an Award Agreement granted under Section 7 of the Plan.

        2.24 "RESTRICTED STOCK UNIT" shall mean a unit measured by the Fair Market Value of a share of Stock and subject to restriction of other terms and conditions of an Award Agreement which is granted under Section 7 of the Plan.

        2.25 "STOCK" means Class A Common Stock of the Company.

        2.26 "SAR" means a stock appreciation right as described in Section 6.

        2.27 "SUBSIDIARY" means any company during any period in which it is a "subsidiary corporation" as that term is defined in Code section 424(f) with respect to the Company.


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        2.28 "SUBSTITUTE AWARD" means an Award granted pursuant to Section 5.1 in assumption of, or as an alternative to or replacement of, an outstanding award previously granted by a business or entity all or a portion of which is acquired by the Company or its Affiliate, or with which the Company or its Affiliate combines.

        2.29 "VESTED STOCK" means a share of stock (other than Restricted Stock) granted under Section 7 of the Plan.

        3. ADMINISTRATION

        3.1 COMMITTEE. The Plan shall be administered by the Committee.

        3.2 AUTHORITY OF THE COMMITTEE. Subject to the provisions of the Plan, the Committee shall have the authority, in its discretion and on behalf of the
Company:

               (a) to select from among the Eligible Individuals those persons who shall receive Awards, to determine the time or times of receipt, to determine the types of Awards and the number of shares of Stock covered by the Awards, to establish the terms, conditions, performance criteria, restrictions and other aspects of the Awards and the provisions of the applicable Award Agreement and (subject to the restrictions of Section 4.2) to modify, amend, cancel or suspend Awards;

        (b) to interpret the Plan;

        (c) to prescribe, amend and rescind any rules and regulations relating to the Plan;

        (d) to determine whether, to what extent and under what circumstances Awards may be settled in cash, Stock, other Awards or other property, or canceled, forfeited or suspended and the method or methods by which Awards may be settled, exercised, canceled, forfeited or suspended;

        (e) to determine whether, to what extent and under what circumstances cash, Stock, other Awards, other property and any other amounts payable with respect to an Award shall or may be deferred either automatically or at the election of the Participant or of the Committee;

        (f) to reprice, cancel and regrant, accelerate vesting or otherwise adjust the Exercise Price of an Award previously granted under the Plan;

        (g) to establish sub-plans under this Plan pursuant to which specified Awards shall be made and governed; and

        (h) to make all other determinations and findings, including factual findings, deemed necessary or advisable for the administration of the Plan.


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        3.3 COMMITTEE DISCRETION. In exercising its authority, the Committee shall have the broadest possible discretion. Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations and other decisions made in good faith by the Committee under or with respect to the Plan shall be binding and conclusive on Eligible Individuals, Participants and other persons claiming entitlements under the Plan. In no event shall a Committee determination with respect to a particular Participant or Eligible Individual or with respect to a particular Plan provision be binding with respect to any other person (even if similarly situated) nor with respect to any future determination regarding the same or other provision of the Plan.

        3.4 COMMITTEE DELEGATION. Except with respect to making grants of Awards to Insiders or Named Executive Officers, the Committee may delegate its authority, or specified items thereof, to one or more designated individuals or other Committees.

4. SHARES OF STOCK SUBJECT TO THE PLAN

        4.1 GENERAL LIMITATION. Subject to the provisions of Section 4.2, the maximum number of shares of Stock that may be delivered to Participants and their beneficiaries under the Plan shall be equal to the sum of: (i) 6,000,000 shares of Stock; (ii) any shares of Stock available for future awards under the Science Applications International Corporation 1998 Stock Option Plan ("1998 Plan") as of September 30, 1999, and any shares of Stock that are represented by Options granted under the 1998 Plan which are forfeited, expire or are canceled without delivery of shares of Stock, which are used to satisfy tax withholding on option exercises or which result in the forfeiture of shares of Stock back to the Company on or after September 30, 1999; and (iii) for each calendar year after 1999, there shall be added five percent (5%) of the Outstanding Shares of Stock as of the first business day of such calendar year; provided, however, in no event shall the number of shares of Stock available for future awards under the 1998 Plan ever exceed fifteen percent (15%) of the Outstanding Shares.

        To the extent any shares of Stock covered by an Award are not delivered to a Participant or beneficiary because the Award is forfeited, canceled, expires without being exercised, or the shares of Stock are not delivered because the Award is settled in cash or used to satisfy applicable tax withholding obligations, such shares shall not be deemed to have been delivered for purposes of determining the maximum number of shares of Stock available for delivery under the Plan.

        If the Exercise Price of any Option granted under the Plan or the 1998 Plan is satisfied by tendering shares of Stock to the Company (by either actual delivery or by attestation), only the number of shares of Stock issued net of the shares of Stock tendered shall be deemed delivered for purposes of determining the maximum number of shares of Stock available for delivery under the Plan.

        Any shares of Stock covered by a Substitute Award shall not be deemed to have been delivered for purposes of determining the maximum number of shares of Stock available for delivery under the Plan.


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        4.2 ADDITIONAL LIMITATIONS. The following additional maximum limitations on shares of Stock that may be delivered are imposed under the Plan:

               (a) The maximum number of shares of Stock that may be issued under Options intended to be Incentive Stock Options shall be 8,000,000 shares;

               (b) The maximum number of shares of Stock that may be covered by Awards granted to any one Eligible Individual shall be 500,000 shares during any calendar year;

               (c) To the extent that the aggregate Fair Market Value (determined on the date of grant) of Shares subject to an Option designated as an Incentive Stock Option becomes exercisable for the first time by an Eligible Individual in any calendar year exceeds $100,000 (or such greater amount as may be established in the Code, from time to time), then to that extent the Option shall not be treated as an Incentive Stock Option, but the remaining portion shall retain eligibility as an Incentive Stock Option.

        In determining the maximum number of shares of Stock in Section 4.2(a), shares used to satisfy applicable tax withholding requirements, if any, shall be deemed delivered and the gross number of shares which would have been issued in a cash exercise shall be deemed delivered even if the Exercise Price is satisfied by tendering shares of Stock to the Company.

        4.3 ADJUSTMENTS. In the event that the Committee determines that any corporate transaction or distribution (including, without limitation, any stock split, stock dividend, extraordinary cash dividend, issuance of warrants or other rights to purchase Stock or other securities of the Company, recapitalization, reorganization, merger, consolidation, split-up, spin-off, repurchase, combination or exchange of shares) affects the Stock such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number of shares of Stock or other securities of the Company (or number and kind of other securities or property) with respect to which Awards may be granted under Sections 4.1 and 4.2; (ii) the number of shares of Stock or other securities of the Company (or number and kind of other securities and property) subject to outstanding Awards; and (iii) the Exercise Price or other terms and conditions of any Award or, if deemed appropriate, the Committee may make provision for a cash payment to the holder of an outstanding Award in full satisfaction of such Award.

5. ELIGIBILITY AND PARTICIPATION

        5.1 GENERAL. Subject to the terms and conditions of the Plan, the Committee shall determine and designate, from time to time, from among the Eligible Individuals (including transferees of Eligible Individuals to be extent the transfer is permitted by the Plan and the applicable Award Agreement) those persons who will be granted one or more Awards under the Plan and thereby become Participants in the Plan, provided that no Incentive Stock Option shall be granted to any person who, at the time of the grant, is not an employee of the Company or a Subsidiary. Awards may be granted


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on conditions specified by the Committee, including, without limitation, the condition that the Eligible Individual acquire, agree to acquire or maintain ownership of a specified number of shares of Stock. Awards may be granted as alternatives to or replacement of Awards outstanding under the Plan or any other plan or arrangement of the Company or an Affiliate (including a plan or arrangement of a business or entity, all or a portion of which is acquired by the Company or an Affiliate).

        5.2 NON-U.S. ELIGIBLE INDIVIDUALS AND AFFILIATES. Notwithstanding any provision of the Plan to the contrary, in order to foster and promote achievement of the purposes of the Plan or to comply with provisions of laws in other countries in which the Company or its Affiliates operate or have employees or consultants, the Committee, in its discretion, shall have the power and authority to (i) determine which (if any) Eligible Individuals rendering services or employed outside the United States are eligible to participate in the Plan or any type of Award hereunder; (ii) determine which non-United States-based Affiliates or operations (e.g., branches, representative offices) participate in the Plan or any type of Award hereunder; (iii) modify the terms and conditions of any Awards made to such Eligible Individuals or with respect to such non-United States-based Affiliates or operations; and (iv) establish sub-plans, modified exercise, payment and other terms and procedures to the extent deemed necessary or desirable by the Committee.

6. OPTIONS AND SARS

        6.1 OPTIONS. The Options granted pursuant to the Plan may be Incentive Stock Options or Nonqualified Stock Options, as determined by the Committee and reflected in the Award Agreement.

        6.2 SARS. A SAR entitles the Participant to receive in cash or shares of Stock (as determined in accordance with subsection 6.4) value equal to (or otherwise based on) the excess of (i) the Fair Market Value of the number of shares of Stock specified in the Award Agreement over (ii) the Exercise Price for the SAR Award established by the Committee. Prior to the grant of any SARs under the Plan, the Board of Directors must specifically authorize the Committee to award SARs.

        6.3 EXERCISE PRICE. The Exercise Price of each Option and SAR shall be established by the Committee or shall be determined by a method or formula established by the Committee at the time the Option or SAR is granted; except that the Exercise Price shall not be less than (i) eighty-five percent (85%) of the Fair Market Value of a share of Stock on the date of grant with respect to Nonqualified Stock Options or SARs and (ii) one-hundred percent (100%) of the Fair Market Value of a share of Stock on the date of grant with respect to Incentive Stock Options. Unless otherwise specified in the Award Agreement, the Exercise Price shall be the Fair Market Value of a share of Stock on the date of grant.

        6.4 TERMS OF EXERCISE.

               (a) An Option or a SAR shall be exercisable only in accordance with such terms and conditions and during such periods as may be established by the Committee in the Award Agreement or otherwise in accordance with the Plan and the Award Agreement. The Committee


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        may, in its discretion, provide that such an Option or SAR may be exercised in whole or in part, in installments, cumulative or otherwise, for any period of time specified by the Committee or based on performance on other criteria established by the Committee. The Committee may authorize loans in connection with Option exercises on terms established by the Committee.

               (b) Options and SARs shall be exercised pursuant to procedures established by the Committee, which may include written, electronic or voice procedures as may be specified by the Committee. The Committee may require full payment of the Exercise Price (in the case of an Option) plus payment of any required withholding amounts as a condition to exercise or may, in the alternative, satisfy such withholding obligation by withholding shares of Stock or cash, or any combination thereof, otherwise payable in settlement of the exercise of an Award, or by any exercise and withholding procedures it determines to be applicable to a particular Option or SAR. The Committee may also permit payment of all or part of the Exercise Price to be satisfied by tendering (either by actual delivery or by attestation) shares of Stock acceptable to the Committee (which may be required to have been held by the Participant for at least six months) valued at their Fair Market Value as of the date of exercise.

        6.5 EXPIRATION AND TERMINATION. An Option and all rights and obligations thereunder shall expire on the date to be determined by the Committee and set forth in the Award Agreement; provided, however, that in no event shall such date be later than ten (10) years from the date an Incentive Stock Option is granted. A SAR and all rights and obligations thereunder shall terminate upon the occurrence of such events as determined by the Committee and set forth in the Award Agreement.

        6.6. SETTLEMENT OF AWARD. Shares of Stock delivered pursuant to the exercise of an Option or, if applicable, a SAR shall be subject to such conditions, restrictions and contingencies as the Committee may establish pursuant to the Plan and Award Agreement. Settlement of SARs may be made in shares of Stock (valued at their Fair Market Value at the time of exercise), in cash or in a combination thereof, as determined in the discretion of the Committee.

        6.7 AMENDMENT TO AWARDS. The Committee may waive any conditions or rights under, amend any terms of, or alter, suspend, discontinue, cancel or terminate, any Award theretofore granted, prospectively or retroactively.

        6.8 CANCELLATION OF AWARDS. Any provision of this Plan or any Award Agreement to the contrary notwithstanding, the Committee may cause any Award granted hereunder to be canceled in consideration of a cash payment or alternative Award made to the holder of such canceled Award equal in value to the Fair Market Value of such canceled Award.

7. VESTED STOCK, RESTRICTED STOCK AND RESTRICTED STOCK UNITS.

        7.1 GRANT. Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Awards of Vested Stock, Restricted Stock or Restricted Stock Units in such amounts and to such Eligible Individuals as the Committee shall determine; provided, however, that


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prior to the grant of any Awards of Restricted Stock Units under the Plan, the
Board of Directors must specifically authorize the Committee to award Restricted Stock Units. With respect to Awards of Restricted Stock or Restricted Stock Units, the applicable Award Agreement shall contain the terms and conditions of each such grant, which may include, without limitation, the duration of the Award, vesting and forfeiture provisions, a requirement that Participants pay a specified price for each share of Restricted Stock, restrictions based on achievement of specified performance goals and restrictions under federal, state or foreign securities laws.

        7.2 PAYMENT. Unless otherwise specified on the Award Agreement, Restricted Stock Units shall have a value equal to the Fair Market Value of a share of Stock and shall be paid in cash, share(s) of Stock or other securities or property or any combination thereof, as determined by the Committee, upon the lapse of restrictions applicable to the grant or otherwise in accordance with the applicable Award Agreement.

        7.3 DIVIDENDS, DISTRIBUTIONS AND VOTING RIGHTS. If a dividend or other distribution is made with respect to the Stock during a period in which restrictions apply to a Restricted Stock Award or prior to payment of a Restricted Stock Unit Award, the Committee, either in the Award Agreement or at the time of distribution if not otherwise specified in the Award Agreement, shall determine how such dividend or distribution shall affect the applicable Award, whether by payment of the dividend or distribution to the Award holder, by adjustment of the Award or otherwise. Unless otherwise specified in the Award Agreement, a holder of Restricted Stock shall have full voting rights with respect to shares of Restricted Stock and holders of Restricted Stock Units shall have no voting rights with respect to shares of Stock to which the Award relates.

8. PERFORMANCE AWARDS.

        8.1 GRANT. Subject to the terms and provisions of the Plan, the Committee shall have the authority to grant Performance Awards, which consist of rights which are:

               (a) denominated in cash or shares of Stock;

               (b) valued in relation to the achievement of performance goals during such reference periods as the Committee shall establish; and

               (c) payable at such time or times and in such form as the Committee shall determine.

        8.2 TERMS AND CONDITIONS. Subject to the terms of the Plan and any applicable Award Agreement, the Committee shall establish the performance measure(s) to be achieved during any performance period, the length of the performance period, the amount of any Performance Award and the amount and kind of any payment or transfer to be made pursuant to any Performance Award.


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        8.3 PERFORMANCE MEASURES. The performance measure(s) to be used for purposes of Awards to Named Executive Officers which are designed to qualify for the Performance-Based Exception shall be chosen from among the following alternatives:

               (a) earnings per share;

               (b) net income;

               (c) income from operations;

               (d) earnings before interest and taxes;

               (e) earnings before interest, taxes, depreciation and amortization;

               (f) return on assets;

               (g) return on equity;

               (h) return on capital;

               (i) total stockholder return;

               (j) revenue growth;

               (k) new business generation;

               (l) cash flow;

               (m) employee turnover;

               (n) human resources;

               (o) mergers, acquisitions, investments, joint ventures or sales or divestitures of assets, businesses or subsidiaries;

               (p) litigation;

               (q) information services; or

               (r) cost reductions or savings.

        The Committee shall have the discretion to adjust the determinations of the degree of attainment of the pre-established performance goals; provided, however, that Awards which are designed to


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qualify for the Performance-Based Exception and which are held by Named
Executive Officers, may not be adjusted upward (the Committee shall retain the discretion to adjust each Award downward).

        In the event that applicable tax and/or securities laws change to permit Committee discretion to alter the applicable performance measures without obtaining stockholder approval of such changes, the Committee shall have sole discretion to make such changes without obtaining stockholder approval.

9. OTHER STOCK-BASED AWARDS.

        The Committee, subject to the terms of the Plan, shall have the authority to grant to Eligible Individuals other Stock-based Awards, which encompass any type of Award which is related to shares of Stock, whether or not payable in shares of Stock, deemed by the Committee to be consistent with the purposes of the Plan. Subject to the terms of the Plan and any applicable Award Agreement, the Committee shall determine the terms and conditions of any such other Stock-based Award and make grants of such Awards to Eligible Individuals as determined by the Committee.

10. CHANGE IN CONTROL.

        Subject to the provisions of Section 4.3 (relating to the adjustment of shares of Stock) and except as provided in the Award Agreement reflecting the applicable Award, upon the occurrence of a Change in Control, all outstanding Awards shall become fully vested and all outstanding Options and SARs shall become immediately exercisable.

11. BENEFICIARY DESIGNATION.

        In the event of the death of a Participant holding an Award which provides for some payment or benefit following the death of the Participant, the benefit or payment payable under the Award upon the death of the Participant shall be payable to the estate of the Participant, provided that, in its discretion, the Committee may, in the Award Agreement or pursuant to the Award Agreement, permit the Participant to name a beneficiary or beneficiaries to whom any benefit under the Award is to be paid in case of the Participant's death. Any such designation, if permitted by the Committee, shall be effective only in accordance with such procedures as may be established by the Committee and on forms prescribed by the Committee.

12. DEFERRALS.

        The Committee, in an Award Agreement or otherwise, may permit a Participant to defer such Participant's receipt of the payment of cash or delivery of shares of Stock that would otherwise be due to such Participant by virtue of the exercise of an Option or a SAR, the lapse or waiver of restrictions with respect to Restricted Stock or Restricted Stock Units or the satisfaction of any requirements or goals with respect to Performance Awards.


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13. TAX WITHHOLDING.

        All distributions under the Plan are subject to withholding of all applicable taxes, and the Committee may condition the delivery of shares of Stock or other benefits on satisfaction of all applicable withholding requirements. The Committee, in its discretion and subject to such requirements as the Committee may prescribe, may permit such withholding obligations to be satisfied through any combination of the following: cash payment by the Participant, payroll withholding of the Participant's salary, wages or other compensation, surrender of shares of Stock which the Participant already owns (either by actual surrender or attestation) or surrender of shares of Stock or other benefits to which the Participant is otherwise entitled (e.g., upon exercise of an Option or a SAR) under the terms of the Plan.

14. TRANSFERABILITY.

        Except as otherwise provided by the Committee in an Award Agreement or otherwise, Awards under the Plan may not be anticipated, assigned, attached, garnished, optioned, transferred or made subject to any creditor's process, whether voluntarily, involuntarily or by operation of law. Except as otherwise provided in an Award Agreement, an Option or a SAR may be exercised during the lifetime of the Optionee or Award holder only by him or her or by his or her legal representative. This Section 14 shall not preclude a Participant from designating a beneficiary if permitted by the Committee pursuant to Section 11 of the Plan.

15. LIMITATION ON IMPLIED RIGHTS.

        (a) Neither a Participant nor any other person shall, by reason of participation in the Plan, acquire any right in or title to any assets, funds or property of the Company or any Affiliate whatsoever including without limitation, any specific funds, assets or other property which the Company or any Affiliate, in its or their sole discretion, may set aside in anticipation of a liability under the Plan. A Participant shall have only a contractual right to the Stock or amounts, if any, payable under the Plan, unsecured by any assets of the Company or any Affiliate, and nothing contained in the Plan shall constitute a representation or guarantee that the assets of the Company or any Affiliate shall be sufficient to pay any benefits to any person.

        (b) An Eligible Individual's or Participant's employment with the Company or an Affiliate, if applicable, is not for any specified term and may be terminated by such Eligible Individual/Participant or the Company or the Affiliate at any time, for any reason, with or without cause, notwithstanding the vesting or other terms and conditions of any outstanding Awards. Nothing in this Plan nor in any Award Agreement shall confer upon any Eligible Individual or Participant any promise or commitment by the Company or an Affiliate regarding future positions, future work assignments, future compensation or any other term or condition of employment or affiliation.


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

16. GOVERNMENT AND STOCK EXCHANGE REGULATIONS.

        The Committee may refuse to issue or transfer any Shares or other consideration under an Award if, acting in its sole discretion, it determines that the issuance or transfer of such Shares or such other consideration might violate any applicable law or regulation or entitle the Company to recover the same under Section 16(b) of the Exchange Act, and any payment tendered to the Company by a Participant, other holder or beneficiary in connection with the exercise of such Award shall be promptly refunded to the relevant Participant, holder or beneficiary. Without limiting the generality of the foregoing, no Award granted hereunder shall be construed as an offer to sell securities of the Company, and no such offer shall be outstanding, unless and until the Committee in its sole discretion has determined that any such offer, if made, would be in compliance with all applicable requirements of the U.S. federal and state securities laws and any other laws to which such offer, if made, would be subject.

        Upon the exercise of an Option (or upon a payment event under another Award) at a time when there is not in effect a registration statement under the Securities Act of 1933 or a similar statute (the "Act") relating to the Stock issuable upon exercise or payment thereof and available for delivery a prospectus meeting the requirements of Section 10(a)(3) of said Act or if the rules or interpretations of the Securities and Exchange Commission so require, the Stock may be issued only if the holder represents and warrants in writing to the Company that the shares purchased are being acquired for investment and not with a view to distribution thereof.

        The Company is under no duty to ensure that shares of Stock may legally be delivered under the Plan, and shall have no liability to Award recipients in the event such delivery of shares of Stock may not be made.

17. AMENDMENTS, SUSPENSIONS OR TERMINATION OF PLAN.

        The Board or the Operating Committee of the Board may at any time suspend or terminate the Plan and may amend it from time to time in such respects as the Board or the Operating Committee may deem advisable in order that Awards granted thereunder shall conform to any change in the law, or in any other respect which the Board or the Operating Committee may deem to be in the best interests of the Company; provided, however, that no such amendment shall, without the approval of a majority of the votes cast at a duly held stockholders meeting (at which a quorum representing a majority of all outstanding voting stock is, either in person or by proxy, present and voting on the Plan amendment), increase the maximum number of shares for which Awards may be granted under the Plan (in the aggregate or to any single individual), except as specified in Section 4.3, or change the class of employees eligible to participate in the Plan.

18. NO IMPLIED RIGHTS OR OBLIGATIONS.

        The Company, in establishing and maintaining this Plan as a voluntary and unilateral undertaking, expressly disavows the creation of any rights in Eligible Individuals, Participants or others claiming entitlement under the Plan or any obligations on the part of the Company, any Affiliate or the


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

Committee, except as expressly provided herein. In particular, no third-party beneficiary rights shall be created under the Plan.

        Without limiting the generality of the foregoing, the Company disavows any undertaking to maintain the tax-qualified status of Options designated as Incentive Stock Options or to assure the tax treatment of any particular Award, including the deferral or transfer of any Award benefits, as may be permitted by the Committee.

19. AWARDS UNDER OTHER PLANS OR SUB-PLANS.

        The Company or an Affiliate may grant awards relating to Stock under other plans or programs. The Committee in its discretion may determine that such awards shall be settled in the form of shares of Stock issued under this Plan. Such shares of Stock shall be treated for all purposes under the Plan similar to shares of Stock issued in settlement of Awards and shall, when issued, reduce the number of shares of Stock available under Section 4, in accordance with the same principles applicable under Section 4 in the case of Awards originally granted under the Plan.

20. NO TRUST OR FUND CREATED.

        Neither the Plan or any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate and a Participant or any other person. To the extent that any person acquires a right to receive payments from the Company or any Affiliate pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company or any Affiliate.

21. TERMINATION.

        The Plan shall continue in effect until April 9, 2019, unless earlier terminated by the Board or Operating Committee pursuant to Section 17, provided that no Incentive Stock Options may be granted after April 9, 2009.

22. GOVERNING LAW.

        The validity, construction and effect of the Plan, the Award Agreements and any rules, regulations or procedures relating thereto shall be determined in accordance with the laws of the State of Delaware.


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